Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information presents the unaudited pro forma condensed consolidated balance sheet as of June 30, 2018 and unaudited pro forma condensed consolidated statements of operations as of and for the six months ended June 30, 2018, and for the year ended December 31, 2017 based upon the consolidated historical financial statements of Pinnacle Entertainment, Inc. and its subsidiaries on a consolidated basis, which are collectively referred to as “Pinnacle.”

The unaudited pro forma condensed consolidated balance sheet presents the financial position of Pinnacle as of June 30, 2018 after giving effect to the divestitures of Ameristar Casino Kansas City, LLC, d/b/a Ameristar Kansas City, Ameristar St. Charles, LLC, d/b/a Ameristar St. Charles, Belterra Resort Indiana, LLC, d/b/a Belterra Resort, and PNK (Ohio), LLC, d/b/a Belterra Park (the “Divested Properties”) (the “Divestitures”) as if the Divestitures occurred as of June 30, 2018. The Divested Properties were purchased by Boyd Gaming Corporation (“Boyd”) as part of the Pinnacle merger with Penn National Gaming, Inc. (“Penn National”). The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2018 and for the year ended December 31, 2017 give effect to the Divestitures as if the Divestitures occurred as of January 1, 2017.

The unaudited pro forma condensed consolidated financial information has been prepared based upon currently available information and assumptions deemed appropriate by Pinnacle’s management and is provided for informational purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Divestitures had been completed as of the dates set forth above, nor is it indicative of the future results or current financial conditions that may result from the Divestitures. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the separate historical financial statements and accompanying notes of Pinnacle.

PINNACLE ENTERTAINMENT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017
(amounts in thousands, except per share data)

	Pinnacle Entertainment, Inc.	Less: Divested Properties (Note 2)	Pro Forma Adjustments (Note 2)	Pro Forma Pinnacle Entertainment, Inc.
Revenues:
Gaming	$2,286,881	$(589,282)	$—	$1,697,599
Food and beverage	133,082	(45,819)	—	87,263
Lodging	51,671	(14,674)	—	36,997
Retail, entertainment and other	90,214	(23,484)	—	66,730
Total revenues	2,561,848	(673,259)	—	1,888,589
Expenses and other costs:
Gaming	1,243,187	(323,196)	—	919,991
Food and beverage	126,506	(40,947)	—	85,559
Lodging	25,430	(7,655)	—	17,775
Retail, entertainment and other	40,327	(10,630)	—	29,697
General and administrative	455,525	(100,767)	—	354,758
Depreciation and amortization	217,025	(73,094)	—	143,931
Pre-opening, development and other costs	9,478	—	(6,855)	2,623
Write-downs, reserves and recoveries, net	15,750	(2,290)	—	13,460
Total expenses and other costs	2,133,228	(558,579)	(6,855)	1,567,794
Operating income	428,620	(114,680)	6,855	320,795
Interest expense, net	(380,859)	88,173	—	(292,686)
Loss on early extinguishment of debt	(516)	—	—	(516)
Loss from equity method investment	(90)	—	—	(90)
Income before income taxes	47,155	(26,507)	6,855	27,503
Income tax benefit	14,603	(8,399)	—	6,204
Net income	61,758	(34,906)	6,855	33,707
Less: net loss attributable to non-controlling interest	1,346	—	—	1,346
Net income attributable to Pinnacle Entertainment, Inc.	$63,104	$(34,906)	$6,855	$35,053
Net income per common share:
Basic	$1.12			$0.62
Diluted	$1.02			$0.57
Weighted average common shares outstanding:
Basic	56,518			56,518
Diluted	61,911			61,911

PINNACLE ENTERTAINMENT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2018
(amounts in thousands, except per share data)

	Pinnacle Entertainment, Inc.	Less: Divested Properties (Note 2)	Pro Forma Adjustments (Note 2)	Pro Forma Pinnacle Entertainment, Inc.
Revenues:
Gaming	$1,005,166	$(260,682)	$—	$744,484
Food and beverage	142,088	(39,314)	—	102,774
Lodging	80,371	(20,875)	—	59,496
Retail, entertainment and other	48,404	(11,725)	—	36,679
Total revenues	1,276,029	(332,596)	—	943,433
Expenses and other costs:
Gaming	524,718	(132,956)	—	391,762
Food and beverage	126,459	(37,041)	—	89,418
Lodging	29,797	(8,137)	—	21,660
Retail, entertainment and other	24,732	(6,613)	—	18,119
General and administrative	227,850	(51,549)	—	176,301
Depreciation and amortization	99,664	(35,947)	—	63,717
Pre-opening, development and other costs	2,525	—	(2,397)	128
Write-downs, reserves and recoveries, net	4,998	(1,185)	—	3,813
Total expenses and other costs	1,040,743	(273,428)	(2,397)	764,918
Operating income	235,286	(59,168)	2,397	178,515
Interest expense, net	(193,482)	45,613	—	(147,869)
Loss from equity method investment	(89)	—	—	(89)
Income before income taxes	41,715	(13,555)	2,397	30,557
Income tax benefit	1,845	851	—	2,696
Net income	43,560	(12,704)	2,397	33,253
Less: net loss attributable to non-controlling interest	280	—	—	280
Net income attributable to Pinnacle Entertainment, Inc.	$43,840	$(12,704)	$2,397	$33,533
Net income per common share:
Basic	$0.77			$0.59
Diluted	$0.70			$0.54
Weighted average common shares outstanding:
Basic	57,225			57,225
Diluted	62,255			62,255

PINNACLE ENTERTAINMENT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2018
(amounts in thousands)

	Pinnacle Entertainment, Inc.	Less: Divested Properties (Note 2)	Pro Forma Adjustments (Note 2)	Pro Forma Pinnacle Entertainment, Inc.
ASSETS
Current Assets:
Cash and cash equivalents	$148,558	$(42,415)	$621,200	$727,343
Accounts receivable, net	46,492	(9,067)	—	37,425
Inventories	10,644	(3,082)	—	7,562
Prepaid expenses and other assets	35,941	(7,952)	—	27,989
Total current assets	241,635	(62,516)	621,200	800,319
Land, buildings, vessels and equipment, net	2,567,506	(938,220)	—	1,629,286
Goodwill	610,889	(159,783)	—	451,106
Other intangible assets, net	380,351	(195,600)	—	184,751
Deferred incomes taxes	1,117	4,098	—	5,215
Other assets, net	57,521	(123)	—	57,398
Total assets	$3,859,019	$(1,352,144)	$621,200	$3,128,075
LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current Liabilities:
Accounts payable	$55,182	$(14,269)	$—	$40,913
Accrued interest	6,482	—	—	6,482
Accrued compensation	56,392	(11,464)	—	44,928
Accrued taxes	56,063	(14,108)	—	41,955
Current portion of long-term financing obligation	11,003	(2,931)	—	8,072
Other accrued liabilities	90,133	(18,810)	—	71,323
Total current liabilities	275,255	(61,582)	—	213,673
Long-term debt less current portion	749,221	—	—	749,221
Long-term financing obligation less current portion	3,083,272	(821,217)	—	2,262,055
Other long-term liabilities	32,732	(208)	—	32,524
Total liabilities	4,140,480	(883,007)	—	3,257,473
Total stockholders’ equity (deficit)	(281,461)	(469,137)	621,200	(129,398)
Total liabilities and stockholders’ equity (deficit)	$3,859,019	$(1,352,144)	$621,200	$3,128,075

PINNACLE ENTERTAINMENT, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Note 1. Basis of Presentation

The historical financial information has been adjusted to give pro forma effect to events that are (i) directly attributable to the Divestitures, (ii) factually supportable, and (iii) with respect to the unaudited pro forma condensed consolidated statements of income, expected to impact results. The pro forma adjustments have been prepared to illustrate the estimated effect of the Divestitures and certain other adjustments.

This information should be read in conjunction with Pinnacle’s historical financial statements and accompanying notes in its Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC on March 1, 2018 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, as filed with the SEC on August 7, 2018. All pro forma adjustments and their underlying assumptions are described more fully in the notes to the unaudited pro forma condensed combined financial information.

Note 2. Divestitures

The Divested Properties were purchased by Boyd as part of the Pinnacle merger with Penn National. The unaudited financial condensed consolidated information reflects the effect of the Divestitures on assets, liabilities, revenues and expenses directly attributable to the Divested Properties and removes acquisition expenses related to the Divestitures. The aggregate purchase price for the Divestitures is approximately $621.2 million, subject to certain final adjustments.